Commitments and Contingencies	12 Months Ended
Jul. 31, 2026
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

16. COMMITMENTS AND CONTINGENCIES

Commitments

On December 26, 2025, the Group entered into a Patent Share Transfer Agreement with StaGen Co., Ltd. to acquire 50% of each of Subject Patent 1 and 2 (multi-jurisdictional Intracellular ATP Enhancer) and 100% of Subject Patent 3 (Japanese Parkinson’s symptom-improving drug). The total pre-tax consideration for the acquisition is 500 million Japanese Yen. The agreement grants StaGen Co., Ltd. the right to terminate if the Group has not received approval for its planned NASDAQ listing by November 30, 2026, as extended from September 30, 2026 pursuant to supplemental agreements, subject to the Group’s compliance with specified obligations. If StaGen exercises this termination right, the patent interests subject to termination will revert to StaGen, and the Group will not be entitled to claim any monetary payment from StaGen, including a refund of consideration paid.

Under the agreement, an initial payment of JPY30 million (excluding tax) was due within one month after the agreement was entered into, and a milestone payment of JPY 70 million (excluding tax) is due within three months after receipt of a provisional report confirming efficacy against the primary endpoint in the Phase Ib study. As of July 31, 2026, the initial payment had been paid in advance.

Contingencies

In the ordinary course of business, the Group may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Group records contingent liabilities resulting from such claims, when a loss is assessed to be probable and the amount of the loss is reasonably estimable. In the opinion of management, there were no pending or threatened claims and litigation as of July 31, 2025 and 2026, and through the issuance date of these consolidated financial statements.